Exhibit 99.1

Microbot Medical® Announces First Health System in Pennsylvania to Adopt the LIBERTY® Endovascular Robotic System

Leading academic center with multi-hospital and multi-state health system deepens Company’s footprint in the Northeast U.S.

The Company now has multiple accounts and hospitals that have adopted the LIBERTY® System across seven states in the U.S.

HINGHAM, Mass., June 23, 2026 — Microbot Medical Inc. (Nasdaq: MBOT), developer and distributor of the innovative LIBERTY® Endovascular Robotic System, announced that a globally recognized academic center headquartered in Pennsylvania is the first in the state to adopt the LIBERTY System, allowing the Company to further expand its presence in the Northeast U.S., joining other health systems in New York City and Boston that have also adopted the LIBERTY System. This latest customer operates multiple hospitals and multispecialty centers serving patients in the highly concentrated Pennsylvania and New Jersey regions and is the second customer with hospitals and medical facilities spanning two states, with the NYC-based customer also having medical facilities in New Jersey.

The Company now has accounts in seven states across the Eastern U.S., with multiple hospitals across their health systems, having already adopted the LIBERTY System. This level of progress reflects the Company’s focused commercial efforts, and with the recent transition into the full market release in the second quarter, the Company is planning to expand its sales territory to the West Coast. Furthermore, the recent agreement to expand access to the LIBERTY System across certain U.S. federal healthcare systems, including those serving veterans and military patient populations, is further strengthening the Company’s confidence in accelerating adoption of the LIBERTY System within existing and new accounts.

This is a very encouraging development and demonstrates continued customer adoption across our sales territories, including some of the most prestigious health systems in the U.S., which we believe further reinforces our commercialization strategy,” commented Harel Gadot, CEO, President and Chairman. “Additionally, the interest we are experiencing across our other sales territories that started with the recent full market release helps support our plan to expand our sales footprint into the Western U.S., while continuing to establish our infrastructure in the international markets”.

About Microbot Medical

Microbot Medical Inc. (NASDAQ: MBOT) is a commercial stage medical device company focused on transforming endovascular procedures through advanced robotic technology. Microbot’s LIBERTY® Endovascular Robotic System is the first single-use, remotely operated robotic solution designed for precision, efficiency and safety. Backed by a strong intellectual property portfolio and a commitment to innovation, Microbot is driving the future of endovascular care.

Learn more at www.microbotmedical.com and connect on LinkedIn and X.

Safe Harbor

Statements to future financial and/or operating results, future adoption of products, future growth in research, technology, clinical development, commercialization and potential opportunities for Microbot Medical Inc. and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Any statements that are not historical fact (including, but not limited to statements that contain words such as “contemplates,” “continues,” “could,” “forecasts,” “intends,” “may,” “might,” “possible,” “potential,” “predicts,” “projects,” “should,” “would,” “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements involve risks and uncertainties, including, without limitation, market conditions, risks inherent in the commercialization of the LIBERTY® Endovascular Robotic System, and in the development of future versions of or applications for the system, uncertainty in the results of regulatory pathways and regulatory approvals, uncertainty resulting from political, social and geopolitical conditions, particularly any changes in personnel or processes or procedures at the FDA and announcements of tariffs on imports into the U.S., disruptions resulting from new and ongoing hostilities between Israel and the Palestinians, Iran and other neighboring countries, and maintenance of intellectual property rights. Additional information on risks facing Microbot Medical® can be found under the heading “Risk Factors” in Microbot Medical’s periodic reports filed with the Securities and Exchange Commission (SEC), which are available on the SEC’s web site at www.sec.gov. Microbot Medical® disclaims any intent or obligation to update these forward-looking statements, except as required by law.

Contacts:

IR@microbotmedical.com

Media@microbotmedical.com